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                                                                    EXHIBIT 99.1



         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
        of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of DaimlerChrysler Services North America LLC, as Servicer of CARCO Auto Loan Master Trust (the "Trust"), does hereby certify, to such officer's knowledge, that:

         The Trust's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

Dated: March 26, 2003

                                                  /s/ Juergen H. Walker
                                                  ---------------------
                                                  Juergen H. Walker
                                                  President and Chief Executive
                                                  Officer, DaimlerChrysler
                                                  Services North America LLC,
                                                  as Servicer of CARCO Auto
                                                  Loan Master Trust

Dated: March 26, 2003                             /s/ D. H. Olsen
                                                  ---------------
                                                  D. H. Olsen
                                                  Vice President and
                                                  Chief Financial Officer
                                                  DaimlerChrysler Services
                                                  North America LLC, as
                                                  Servicer of CARCO Auto
                                                  Loan Master Trust


A signed original of the this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) Section 1350, Chapter 63 of Title 18, United States Code) has been provided to CARCO Auto Loan Master Trust and will be retained by CARCO Auto Loan Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.